UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2026

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BioCryst Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 12, 2026, BioCryst Pharmaceuticals, Inc. (the “Company”) issued a press release (the “Press Release”) announcing, among other things, preliminary, unaudited ORLADEYO® (berotralstat) net revenue for the fourth quarter and full year ended December 31, 2025. The Company also provided guidance for full year 2026 ORLADEYO net revenue, total revenue, and operating expenses. The Press Release also referenced a previously announced, upcoming webcast presentation by the Company at the 44th Annual J.P. Morgan Healthcare Conference in San Francisco on January 12, 2026 at 1:30 p.m. ET. A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The information furnished on Exhibit 99.1 is incorporated by reference under this Item 7.01 as if fully set forth herein.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished hereby, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

As announced in the Press Release:

•	Preliminary, unaudited ORLADEYO net revenue in the fourth quarter of 2025 was $151 million (+22 percent year-over-year; +36% year-over-year on a comparable basis, excluding European ORLADEYO revenue for the fourth quarter of 2024).

•	Preliminary, unaudited ORLADEYO net revenue for full year 2025 was $601 million (+37 percent year-over-year). Excluding European ORLADEYO revenue for the full year 2025, preliminary, unaudited ORLADEYO net revenue was $563 million (+43 percent year-over-year on a comparable basis).

•	Preliminary, unaudited cash, cash equivalents, restricted cash & investments as of December 31, 2025, were $338 million.

Non-GAAP Financial Measures

The information above includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

The Company believes providing these non-GAAP measures, which show its results with these items adjusted, is valuable and useful since they allow management and investors to better understand the Company’s financial performance in the absence of certain special events and allow investors to more accurately understand the Company’s current and past period results and more easily compare them to future results. These non-GAAP measures also correspond with the way the Company expects investors and financial analysts to compare its results. The Company’s non-GAAP measures should be considered only as supplements to, and not as substitutes for or in isolation from, its other measures of financial information prepared in accordance with GAAP, such as GAAP revenue.

The Company’s references to the “non-GAAP” financial measure of preliminary, unaudited 2025 ORLADEYO revenue, excluding European ORLADEYO revenue for the full year 2025, constitutes a non-GAAP financial measure. It refers to the Company’s preliminary GAAP results, adjusted to show the results without including $38 million of European ORLADEYO revenue for the nine months ended September 30, 2025. The Company’s measure of 36% year-over-year growth on a comparable basis for preliminary, unaudited ORLADEYO net revenue in the fourth quarter of 2025 was calculated using the non-GAAP financial measure of fourth quarter 2024 ORLADEYO net revenue, adjusted to exclude $13 million of European ORLADEYO revenue for the three months ended December 31, 2024. The Company’s measure of 43% year-over-year growth on a comparable basis for preliminary, unaudited ORLADEYO net revenue for the full year 2025 was calculated using the non-GAAP financial measure of full year 2024 ORLADEYO net revenue, adjusted to exclude $43 million of European ORLADEYO revenue for the twelve months ended December 31, 2024.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements, including statements regarding preliminary, unaudited results. These statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance, or achievements to be materially different from any preliminary, unaudited results, performance, or achievements. These statements reflect the Company’s current views and are based on assumptions and subject to risks and uncertainties, including those described in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated January 12, 2026 entitled “BioCryst Announces Preliminary Full Year 2025 ORLADEYO® (berotralstat) Net Revenue of $601 Million (+37 percent y-o-y), Beating Prior Guidance Range”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: January 12, 2026	By:	/s/ Alane Barnes
Alane Barnes
Chief Legal Officer